Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

36.    SUBSEQUENT EVENTS

Bangor Hydro

On January 31, 2012, Bangor Hydro completed the issue of an unsecured $70.0 million USD senior note. The Series 2012-A Senior Note bears interest at a rate of 3.61 percent per annum until January 31, 2022. The net proceeds of the note offering were used to repay borrowings under the revolving credit facility.

GBPC

On January 25, 2012, GBPC entered into an unsecured credit agreement with Scotiabank (Bahamas) Limited in the amount of $56.2 million USD. The proceeds of the credit agreement will be used to finance the construction of a 52-MW power plant on Grand Bahama Island. The credit agreement bears interest at a rate of the three month LIBOR rate plus 1.2 percent and is repayable in forty equal, consecutive quarterly installments over a ten year period. The payments commence at the earlier of six months after the completion of the construction of the power plant or January 31, 2013.